UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tyme Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

TYME TECHNOLOGIES, INC. c/o Continental Proxy Services 1 State Street, New York, NY 10004	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.
TYME TECHNOLOGIES, INC. 1 Pluckemin Way Suite 103 Bedminster, NJ 07921 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on August 24, 2021

Dear Stockholder,

The 2021 Annual Meeting of Stockholders of Tyme Technologies, Inc. will be conducted virtually over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on August 24, 2021 at 11:00 AM (Eastern Time) by visiting https://www.cstproxy.com/tymeinc/2021.

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors two (2) persons nominated by the Board of Directors as Class I Directors – Donald W. DeGolyer and Steve Hoffman;
(2)	To approve the Company’s Amended and Restated 2016 Stock Option Plan for Non-Employee Directors;
(3)	To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year ending March 31, 2022; and
(4)	To transact any other business as may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposals 2 and 3.

Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

To view the Proxy Materials and attend the
Annual Meeting, please go to:
https://www.cstproxy.com/tymeinc/2021

TYME TECHNOLOGIES, INC.

1 Pluckemin Way, Suite 103

Bedminster, NJ 07921

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held on August 24, 2021.

The following Proxy Materials are available to you to review at https://www.cstproxy.com/tymeinc2021:

•	Company’s Annual Report for the year ended March 31, 2021;

•	the Company’s 2021 Proxy Statement;

•	the Proxy Card; and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 10, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone, please call toll free 1-888-266-6791, or

By logging on to https://www.cstproxy.com/tymeinc/2021, or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

Your Vote Counts!
TYME TECHNOLOGIES, INC. 2021 Annual Meeting Vote by August 23, 2021 11:59 PM ET

FLASHID-JOB#

You invested in TYME TECHNOLOGIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 24, 2021.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 10, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.	Election of Directors	For
Nominees:
01 Donald W. DeGolyer 02 Steve Hoffman

2.	Approval of Amended and Restated 2016 Stock Option Plan for Non-Employee Directors.	For

3.	Ratification of appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year March 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.
FLASHID-JOB#	1.00000 322,224 148,294